                                                                  Exhibit 10.128
                                                                   Tiffany & Co.
                                                             Report on Form 10-K


                                 AMENDMENT NO.4

This amendment forms a part of Group Policy No. 533717 001 issued to the
Policyholder:

                                  Tiffany & Co.

The entire policy is replaced by the policy attached to this amendment.

The effective date of these changes is August 1,2002. The changes only apply to disabilities which start on or after the effective date.

The policy's terms and provisions will apply other than as stated in this amendment.

Dated at New York, New York on January 7,2003.

      First Unum Life Insurance Company

      By  /s/ Susan N. Roth
          ----------------------------
          Secretary

If this amendment is unacceptable, please sign below and return this amendment to First Unum Life Insurance Company at New York, New York within 90 days of January 7, 2003.

YOUR FAILURE TO SIGN AND RETURN THIS AMENDMENT BY THAT DATE WILL CONSTITUTE ACCEPTANCE OF THIS AMENDMENT.

Tiffany & Co.


By
  ----------------------------
Signature and Title of Officer

--------------------------------------------------------------------------------
UNUM PROVIDENT                                            GROUP INSURANCE POLICY
                                                               NON-PARTICIPATING
--------------------------------------------------------------------------------

POLICYHOLDER:   Tiffany & Co.

POLICY NUMBER:  533717 001

POLICY EFFECTIVE DATE:  October 15, 1998

POLICY ANNIVERSARY DATE: November 1

GOVERNING JURISDICTION:  New York

First Unum Life Insurance Company (referred to as Unum) will provide benefits under this policy. Unum makes this promise subject to all of this policy's provisions.

The policyholder should read this policy carefully and contact Unum promptly with any questions. This policy is delivered in and is governed by the laws of the governing jurisdiction and to the extent applicable by the Employee Retirement Income Security Act of 1974 (ERISA) and any amendments. This policy consists of:

      all policy provisions and any amendments and/or attachments issued; employees' signed applications; and the certificate of coverage.

This policy may be changed in whole or in part. Only an officer or a registrar of Unum can approve a change. The approval must be in writing and endorsed on or attached to this policy. No other person, including an agent, may change this policy or waive any part of it.

Signed for Unum at New York, New York on the Policy Effective Date.

/s/ Harold Chandler                                           /s/ Susan N. Roth
President                                                     Secretary

                       First Unum Life Insurance Company
                                 99 Park Avenue
                                   6th Floor
                           New York, New York 10016

             Copyright 1993, First Unum Life Insurance Company

                                TABLE OF CONTENTS

BENEFITS AT A GLANCE.................................. B@G-LTD-1

LONG TERM DISABILITY PLAN............................. B@G-LTD-1

CLAIM INFORMATION..................................... LTD-CLM-1

LONG TERM DISABILITY.................................. LTD-CLM-1

POLICYHOLDER  PROVISIONS.............................. EMPLOYER-1

CERTIFICATE SECTION................................... CC.FP-1

GENERAL PROVISIONS.................................... EMPLOYEE-1

LONG TERM DISABILITY.................................. LTD-BEN-1

BENEFIT INFORMATION................................... LTD-BEN-1

OTHER BENEFIT FEATURES................................ LTD-OTR-1

OTHER SERVICES........................................ SERVICES-1

ERISA................................................. ERISA-1

GLOSSARY.............................................. GLOSSARY-1

                              BENEFITS AT A GLANCE

                                    SYNOPSIS

The insurance evidenced by this certificate provides disability income insurance only. It does NOT provide basic hospital, basic medical or major medical insurance as defined by the New York State Insurance Department.

                                   EXCLUSIONS

        What disabilities are not covered for a cost of living increase:
                        See page LTD-BEN-6

        What disabilities are not covered under your plan:
                        See page LTD-BEN-12

        Are increases in coverage subject to a pre-existing condition:
                        See Page LTD-BEN-12

        What exclusions and limitations apply to Disability Plus:
                        See Page LTD-OTR-4 and LTD-OTR-5

                                   LIMITATIONS

        What disabilities have a limited pay period under your plan:
                        See page LTD-BEN-11

        What exclusions and limitations apply to Disability Plus:
                        See Page LTD-OTR-4 and LTD-OTR-5

                            LONG TERM DISABILITY PLAN

This long term disability plan provides financial protection for you by paying a portion of your income while you are disabled. The amount you receive is based on the amount you earned before your disability began. In some cases, you can receive disability payments even if you work while you are disabled.

 EMPLOYER'S ORIGINAL PLAN
 EFFECTIVE DATE:  October 15,1998

 POLICY NUMBER:   533717 001

 ELIGIBLE GROUP(S):

       Group 1
            All full-time employees working a minimum of 35 hours per week, part-time employees hired prior to January 1, 1994 working a minimum of 20 hours per week and part-time employees who transferred from full-time after satisfying the initial waiting period for eligibility and work a minimum of 20 hours per week in active employment

       Group 2
            Chairman, President, Executive Vice President, Senior Vice Presidents, Group Vice Presidents and Vice Presidents who are eligible for IDI Coverage in active employment

       Group 3
            Chairman, President, Executive Vice President, Senior Vice Presidents, Group Vice Presidents and Vice Presidents who are ineligible for IDI Coverage in active employment

MINIMUM HOURS REQUIREMENT:

                  ALL FULL-TIME EMPLOYEES, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE
                  Employees must be working at least 35 hours per week.

                  All Part-Time Employees Hired Prior to January 1, 1994 Employees must be working at least 20 hours per week.

WAITING PERIOD:

                  For employees in an eligible group on or before October 15, 1998: 90 days of continuous active employment

                  For employees entering an eligible group after October 15, 1998: 90 days of continuous active employment

REHIRE:

                  If your employment ends and you are rehired within 12 months, your previous work while in an eligible group will apply toward the waiting period. All other policy provisions apply.

WAIVE THE WAITING PERIOD:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK
                  If you have been continuously employed by your Employer for a period of time equal to your waiting period, Unum will waive your waiting period when you enter an eligible group.

CREDIT PRIOR SERVICE:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK
                  Unum will apply any prior period of work with your Employer toward the waiting period to determine your eligibility date.

WHO PAYS FOR THE COVERAGE:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK
                  You pay the cost of your coverage.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE
                  Your Employer pays the cost of your coverage.

 ELIMINATION PERIOD:
                  180 days

 Benefits begin the day after the elimination period is completed.

MONTHLY BENEFIT:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1,1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

                  60% of monthly earnings to a maximum benefit of $10,000 per month.

                  Your payment may be reduced by deductible sources of income and disability earnings. Some disabilities may not be covered or may have limited coverage under this plan.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE

                  The lesser of:


                  - 30% of monthly earnings less any deductible sources of income (excluding Spouse and Children Social Security Benefits) to a maximum monthly benefit of $15,000 per month; or

                  - 70% of monthly earnings less any deductible sources of income (including Spouse and Children Social Security Benefits).

                  Your payment may also be reduced by disability earnings. Some disabilities may not be covered or may have limited coverage under this plan.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

                  The lesser of:


                  - 60% of monthly earnings less any deductible sources of income (excluding Spouse and Children Social Security Benefits) to a maximum monthly benefit of $18,000 per month; or

                  - 70% of monthly earnings less any deductible sources of income (including Spouse and Children Social Security Benefits).

                  Your payment may also be reduced by disability earnings. Some disabilities may not be covered or may have limited coverage under this plan.

 MAXIMUM PERIOD OF PAYMENT:

                  Age at Disability                     Maximum Period of PaYment
                  -----------------                     -------------------------
                  Less than age 60                      To age 65, but not less than 5 years
                  Age 60                                60 months
                  Age 61                                48 months
                  Age 62                                42 months
                  Age 63                                36 months
                  Age 64                                30 months
                  Age 65                                24 months
                  Age 66                                21 months
                  Age 67                                18 months
                  Age 68                                15 months
                  Age 69 and over                       12 months

No premium payments are required for your coverage while you are receiving payments under this plan.

OTHER FEATURES:

            ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

                  Continuity of Coverage

                  Disability Plus

                  Minimum Benefit

                  Pre-Existing: 3/12

                  Survivor Benefit


CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

                  Continuity of Coverage

                  Conversion

                  Cost of Living Adjustment

                  Disability Plus

                  Minimum Benefit

                  Pre-Existing: 3/12

                  Survivor Benefit

THE ABOVE ITEMS ARE ONLY HIGHLIGHTS OF THIS PLAN. FOR A FULL DESCRIPTION OF YOUR COVERAGE, CONTINUE READING YOUR CERTIFICATE OF COVERAGE SECTION.

                                CLAIM INFORMATION

                              LONG TERM DISABILITY

 WHEN DO YOU NOTIFY UNUM OF A CLAIM?

      We encourage you to notify us of your claim as soon as possible, so that a claim decision can be made in a timely manner. Written notice of a claim should be sent within 30 days after the date your disability begins. However, you must send Unum written proof of your claim no later than 90 days after your elimination period. If it is not possible to give proof within 90 days, it must be given as soon as is reasonably possible.

      The claim form is available from your Employer, or you can request a claim form from us. If you do not receive the form from Unum within 15 days of your request, send Unum written proof of claim without waiting for the form.

      You must notify us immediately when you return to work in any capacity.

DO YOU FILE A CLAIM?

      You and your Employer must fill out your own sections of the claim form and then give it to your attending physician. Your physician should fill out his or her section of the form and send it directly to Unum.

WHAT INFORMATION IS NEEDED AS PROOF OF YOUR CLAIM?

      Your proof of claim, provided at your expense, must show:

      -     that you are under the regular care of a physician;

      -     the appropriate documentation of your monthly earnings;

      -     the date your disability began;

      -     the cause of your disability;


      - the extent of your disability, including restrictions and limitations preventing you from performing your regular occupation; and

      - the name and address of any HOSPITAL OR INSTITUTION where you received treatment, including all attending physicians.

      We may request that you send proof of continuing disability indicating that you are under the regular care of a physician. This proof, provided at your expense, must be received within 45 days of a request by us.

      In some cases, you will be required to give Unum authorization to obtain additional medical information and to provide non-medical information as part of your proof of claim, or proof of continuing disability. Unum will deny your claim, or stop sending you payments, if the appropriate information is not submitted.

TO WHOM WILL UNUM MAKE PAYMENTS?

       Unum will make payments to you.

WHAT HAPPENS IF UNUM OVERPAYS YOUR CLAIM?

      Unum has the right to recover any overpayments due to:

      -     fraud;

      -     any error Unum makes in processing a claim; and

      -     your receipt of deductible sources of income.

      You must reimburse us in full. We will determine the method by which the repayment is to be made.

      Unum will not recover more money than the amount we paid you.

                             POLICYHOLDER PROVISIONS

WHAT IS THE COST OF THIS INSURANCE?

                              LONG TERM DISABILITY
                              --------------------

      The initial premium for each plan is based on the initial rate(s) shown in the policy effective on the Employer's original plan effective date.

      WAIVER OF PREMIUM

      Unum does not require premium payments for an insured while he or she is receiving Long Term Disability payments under this plan.

      INITIAL RATE GUARANTEE

      Refer to the policy effective on the Employer's original plan effective date.

WHEN IS PREMIUM DUE FOR THIS POLICY?

      Premium Due Dates: Premium due dates are based on the Premium Due Dates shown in the policy effective on the Employer's original plan effective date.

      The POLICYHOLDER must send all premiums to Unum on or before their respective due date. The premium must be paid in United States dollars.

WHEN ARE INCREASES OR DECREASES IN PREMIUM DUE?

      Premium increases or decreases which take effect during a policy month are adjusted and due on the next premium due date following the change. Changes will not be pro-rated daily.

      If premiums are paid on other than a monthly basis, premiums for increases and decreases will result in a monthly pro-rated adjustment on the next premium due date.

      Unum will only adjust premium for the current policy year and the prior policy year. In the case of fraud, premium adjustments will be made for all policy years.

WHAT INFORMATION DOES UNUM REQUIRE FROM THE POLICYHOLDER?

      The Policyholder must provide Unum with the following on a regular basis:

      -     information about employees:

            -     who are eligible to become insured;

            -     whose amounts of coverage change; and/or

            -     whose coverage ends;

      - occupational information and any other information that may be required to manage a claim; and

      -     any other information that may be reasonably required.

      Policyholder records that, in Unum's opinion, have a bearing on this policy will be available for review by Unum at any reasonable time.

      Clerical error or omission by Unum will not:

      -     prevent an employee from receiving coverage;

      -     affect the amount of an insured's coverage; or

      - cause an employee's coverage to begin or continue when the coverage would not otherwise be effective.

WHO CAN CANCEL THIS POLICY OR A PLAN UNDER THIS POLICY?

      This policy or a plan under this policy can be cancelled:

      -     by Unum; or

      -     by the Policyholder.

      Unum may cancel or offer to modify this policy or a plan if:

      - there is less than 75% participation of those eligible employees who pay all or part of their premium for a plan; or

      - there is less than 100% participation of those eligible employees for a Policyholder paid plan;

      - the Policyholder does not promptly provide Unum with information that is reasonably required;

      - the Policyholder fails to perform any of its obligations that relate to this policy;

      -     fewer than 10 employees are insured under a plan;

      -     the Policyholder fails to pay any premium within the 31 day GRACE
            PERIOD.

      If Unum cancels this policy or a plan for reasons other than the Policyholder's failure to pay premium, a written notice will be delivered to the Policyholder at least 31 days prior to the cancellation date.

      If the premium is not paid during the grace period, the policy or plan will terminate automatically at the end of the grace period. The Policyholder is liable for premium for coverage during the grace period. The Policyholder must pay Unum all premium due for the full period each plan is in force.

      The Policyholder may cancel this policy or a plan by written notice delivered to Unum at least 31 days prior to the cancellation date. When both the Policyholder and Unum agree, this policy or a plan can be cancelled on an earlier date. If Unum or the Policyholder cancels this policy or a plan, coverage will end at 12:OO midnight on the last day of coverage.

      If this policy or a plan is cancelled, the cancellation will not affect a PAYABLE CLAIM

WHAT HAPPENS TO AN EMPLOYEE'S COVERAGE UNDER THIS POLICY WHILE HE OR SHE IS ON A FAMILY AND MEDICAL LEAVE OF ABSENCE?

      We will continue the employee's coverage in accordance with the policyholder's Human Resource policy on family and medical leaves of absence if premium payments continue and the policyholder approved the employee's leave in writing.

      Coverage will be continued until the end of the later of:

      1. the leave period required by the federal Family and Medical Leave of Absence Act of 1993 and any amendments; or

      2.    the leave period required by applicable state law.

      If the policyholder's Human Resource policy doesn't provide for continuation of an employee's coverage during a family and medical leave of absence, the employee's coverage will be reinstated when he or she returns to active employment.

      We will not:

      -     apply a new waiting period;

      -     apply a new pre-existing conditions exclusion; or

      -     require evidence of insurability.

DIVISIONS, SUBSIDIARIES OR AFFILIATED COMPANIES INCLUDE:

      NAME/LOCATION (CITY AND STATE)

      None

                               CERTIFICATE SECTION

First Unum Life Insurance Company (referred to as Unum) welcomes you as a client.

This is your certificate of coverage as long as you are eligible for coverage and you become insured. You will want to read it carefully and keep it in a safe place.

Unum has written your certificate of coverage in plain English. However, a few terms and provisions are written as required by insurance law. If you have any questions about any of the terms and provisions, please consult Unum's claims paying office. Unum will assist you in any way to help you understand your benefits.

If the terms and provisions of the certificate of coverage (issued to you) are different from the policy (issued to the policyholder), the policy will govern. Your coverage may be cancelled or changed in whole or in part under the terms and provisions of the policy,

The policy is delivered in and is governed by the laws of the governing jurisdiction and to the extent applicable by the Employee Retirement Income Security Act of 1974 (ERISA) and any amendments. When making a benefit determination under the policy, Unum has discretionary authority to determine your eligibility for benefits and to interpret the terms and provisions of the policy.

For purposes of effective dates and ending dates under the group policy, all days begin at 12:Ol a.m. and end at 12:00 midnight at the Policyholder's address.

                        First Unum Life Insurance Company
                                 99 Park Avenue
                                    6th Floor
                            New York, New York 10016

                               GENERAL PROVISIONS

WHAT IS THE CERTIFICATE OF COVERAGE?

      This certificate of coverage is a written statement prepared by Unum and may include attachments, It tells you:

      -     the coverage for which you may be entitled;

      -     to whom Unum will make a payment; and

      - the limitations, exclusions and requirements that apply within a plan

WHEN ARE YOU ELIGIBLE FOR COVERAGE?

      If you are working for your Employer in an eligible group, the date you are eligible for coverage is the later of:

      -     the plan effective date; or

      -     the day after you complete your waiting period

WHEN DOES YOUR COVERAGE BEGIN?

      When your Employer pays 100% of the cost of your coverage under a plan, you will be covered at 12:01 a.m. on the date you are eligible for coverage.

      When you and your Employer share the cost of your coverage under a plan or when you pay 100% of the cost yourself, you will be covered at 12:01 a.m. on the latest of:

      - the date you are eligible for coverage, if you apply for insurance on or before that date;

      - the date you apply for insurance, if you apply within 31 days after your eligibility date; or

      - the date Unum approves your application, if evidence of insurability is required.

      Evidence of insurability is required if you:

      - are a late applicant, which means you apply for coverage more than 31 days after the date you are eligible for coverage; or
      -     voluntarily cancelled your coverage and are reapplying.

      An evidence of insurability form can be obtained from your Employer.

WHAT IF YOU ARE ABSENT FROM WORK ON THE DATE YOUR COVERAGE
WOULD NORMALLY BEGIN?

      If you are absent from work due to injury, sickness, temporary layoff or leave of absence, your coverage will begin on the date you return to active employment.

ONCE YOUR COVERAGE BEGINS, WHAT HAPPENS IF YOU ARE TEMPORARILY NOT WORKING?

      If you are on a temporary layoff, and if premium is paid, you will be covered through the end of the month that immediately follows the month in which your temporary layoff begins.

      If you are on a leave of absence, and if premium is paid, you will be covered through the end of the month that immediately follows the month in which your leave of absence begins.

WHEN WILL CHANGES TO YOUR COVERAGE TAKE EFFECT?

      Once your coverage begins, any increased or additional coverage will take effect immediately if you are in active employment or if you are on a covered layoff or leave of absence. If you are not in active employment due to injury or sickness, any increased or additional coverage will begin on the date you return to active employment.

      Any decrease in coverage will take effect immediately but will not affect a payable claim that occurs prior to the decrease.

WHEN DOES YOUR COVERAGE END?

      Your coverage under the policy or a plan ends on the earliest of:

      -     the date the policy or a plan is cancelled;

      -     the date you no longer are in an eligible group;

      -     the date your eligible group is no longer covered;

      - the last day of the period for which you made any required contributions; or

      - the last day you are in active employment except as provided under the covered layoff or leave of absence provision.

      Unum will provide coverage for a payable claim which occurs while you are covered under the policy or plan.

WHAT ARE THE TIME LIMITS FOR LEGAL PROCEEDINGS?

      You can start legal action regarding your claim 60 days after proof of claim has been given and up to 3 years from the time proof of claim is required, unless otherwise provided under federal law.

HOW CAN STATEMENTS MADE IN YOUR APPLICATION FOR THIS COVERAGE BE USED?

      Unum considers any statements you or your Employer make in a signed application for coverage a representation and not a warranty. If any of the statements you or your Employer make are not complete and/or not true at the time they are made, we can:

      -     reduce or deny any claim; or

      -     cancel your coverage from the original effective date.

      We will use only statements made in a signed application as a basis for doing this.

      If the Employer gives us information about you that is incorrect, we will:

      - use the facts to decide whether you have coverage under the plan and in what amounts; and

      -     make a fair adjustment of the premium.

HOW WILL UNUM HANDLE INSURANCE FRAUD?

      Unum wants to ensure you and your Employer do not incur additional insurance costs as a result of the undermining effects of insurance fraud. Unum promises to focus on all means necessary to support fraud detection, investigation, and prosecution.

      It is a crime if you knowingly, and with intent to injure, defraud or deceive Unum, or provide any information, including filing a claim, that contains any false, incomplete or misleading information. These actions, as well as submission of materially false information, will result in denial of your claim, and are subject to prosecution and punishment to the full extent under state and/or federal law. Unum will pursue all appropriate legal remedies in the event of insurance fraud.

DOES THE POLICY REPLACE OR AFFECT ANY WORKERS' COMPENSATION OR STATE DISABILITY INSURANCE?

      The policy does not replace or affect the requirements for coverage by any workers' compensation or state disability insurance.

DOES YOUR EMPLOYER ACT AS YOUR AGENT OR UNUM'S AGENT?

      For purposes of the policy, your Employer acts on its own behalf or as your agent. Under no circumstances will your Employer be deemed the agent of Unum.

                              LONG TERM DISABILITY

                               BENEFIT INFORMATION

HOW DOES UNUM DEFINE DISABILITY?

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

      You are disabled when Unum determines that:

      - you are LIMITED from performing the MATERIAL AND SUBSTANTIAL duties of your REGULAR OCCUPATION due to your SICKNESS or INJURY; and

      - you have a 20% or more loss in your INDEXED MONTHLY EARNINGS due to the same sickness or injury; and

      - during the elimination period, you are unable to perform any of the material and substantial duties of your regular occupation.

      After 24 months of payments, you are disabled when Unum determines that due to the same sickness or injury, you are unable to perform the duties of any GAINFUL OCCUPATION for which you are reasonably fitted by education, training or experience,

      We may require you to be examined by a physician, other medical practitioner or vocational expert of our choice. Unum will pay for this examination. We can require an examination as often as it is reasonable to do so. We may also require you to be interviewed by an authorized Unum Representative.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      You are disabled when Unum determines that:

      - you are LIMITED from performing the MATERIAL AND SUBSTANTIAL duties of your REGULAR OCCUPATION due to your SICKNESS or INJURY; and

      - you have a 20% or more loss in your INDEXED MONTHLY EARNINGS due to the same sickness or injury.

      We may require you to be examined by a physician, other medical practitioner or vocational expert of our choice. Unum will pay for this examination. We can require an examination as often as it is reasonable to do so. We may also require you to be interviewed by an authorized Unum Representative.

HOW LONG MUST YOU BE DISABLED BEFORE YOU ARE ELIGIBLE TO RECEIVE BENEFITS?

      You must be continuously disabled through your ELIMINATION PERIOD. Unum will treat your disability as continuous if your disability stops for 30 days or less during the elimination period. The days that you are not disabled will not count toward your elimination period.

      Your elimination period is 180 days,

CAN YOU SATISFY YOUR ELIMLNATION PERIOD IF YOU ARE WORKING?

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      Yes, provided you meet the definition of disability.

WHEN WILL YOU BEGIN TO RECEIVE PAYMENTS?

      You will begin to receive payments when we approve your claim, providing the elimination period has been met. We will send you a payment monthly for any period for which Unum is liable.

HOW MUCH WILL UNUM PAY YOU IF YOU ARE DISABLED?

      We will follow this process to figure your payment:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

      1.    Multiply your monthly earnings by 60%.

      2.    The maximum MONTHLY BENEFIT is $10,000.

      3. Compare the answer from Item 1 with the maximum monthly benefit. The lesser of these two amounts is your GROSS DISABILITY PAYMENT.

      4. Subtract from your gross disability payment any DEDUCTIBLE SOURCES OF INCOME.

      The amount figured in Item 4 is your MONTHLY PAYMENT.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE

      1.    Multiply your monthly earnings by 30%.

      2.    The maximum MONTHLY BENEFIT is $15,000.

      3. Compare the answer from Item 1 with the maximum monthly benefit. The lesser amount is your GROSS DISABILITY PAYMENT.

      4. Subtract any DEDUCTIBLE SOURCES OF INCOME from Item 1. Do not subtract any amount your spouse or children are eligible to receive from Social Security.

      5. Multiply your monthly earnings by 70% and subtract any deductible sources of income, including any amount your spouse or children are eligible to receive from Social Security.

      6. Compare the answers from Item 4 and Item 5 with the maximum monthly benefit.

      The lesser amount figured in Item 6 is your MONTHLY PAYMENT.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      1.    Multiply your monthly earnings by 60%.

      2.    The maximum MONTHLY BENEFIT is $18,000.

      3. Compare the answer from Item 1 with the maximum monthly benefit. The lesser amount is your GROSS DISABILITY PAYMENT.

      4. Subtract any DEDUCTIBLE SOURCES OF INCOME from Item 1. Do not subtract any amount your spouse or children are eligible to receive from Social Security.

      5. Multiply your monthly earnings by 70% and subtract any deductible sources of income, including any amount your spouse or children are eligible to receive from Social Security.

      6. Compare the answers from Item 4 and Item 5 with the maximum monthly benefit.

      The lesser amount figured in Item 6 is your MONTHLY PAYMENT.

WHAT ARE YOUR MONTHLY EARNINGS?

      ALL MANAGERS AND DIRECTORS, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      "Monthly Earnings" means your gross monthly income from your Employer in effect just prior to your date of disability. It includes your total income before taxes. It is prior to any deductions made for pre-tax contributions to a qualified deferred compensation plan, Section 125 plan, or flexible spending account. It includes income actually received from bonuses but does not include commissions, overtime pay or any other extra compensation, or income received from sources other than your Employer.

      Bonuses will be averaged for the lesser of:

      a. the prior calendar year's 12 month period of your employment with your Employer just prior to the date disability begins; or

      b.    the period of actual employment with your Employer.

      ALL SALES EMPLOYEES

      "Monthly Earnings" means your gross monthly income from your Employer in effect just prior to your date of disability. It includes your total income before taxes and any deductions made for pre-tax contributions to a qualified deferred compensation plan, Section 125 plan or flexible spending account. It includes income actually received from overtime and commissions just prior to your disability, but does not include renewal commissions, bonuses, or any other extra compensation, or income received from sources other than your Employer.

      Overtime pay is defined as earnings paid by your Employer for services beyond the normal scheduled work hours. Overtime pay will be averaged for the lesser of:

      a. the 12 full calendar month period of your employment with your Employer just prior to the date disability begins; or

      b.    the period of actual employment with your Employer.

      Commissions will be averaged for the lesser of:

      a. the 12 full calendar month period of your employment with your Employer just prior to the date disability begins; or

      b.    the period of actual employment with your Employer.

      ALL OTHER EMPLOYEES

      "Monthly Earnings" means your gross monthly income from your Employer in effect just prior to your date of disability. It includes your total income before taxes. It is prior to any deductions made for pre-tax contributions to a qualified deferred compensation plan, Section 125 plan or flexible spending account. It includes overtime pay but does not include commissions, bonuses, any other extra compensation, or income received from sources other than your Employer.

      Overtime pay is defined as earnings paid by your Employer for services beyond your normally scheduled work hours. Overtime pay will be averaged for the lesser of:

      a. the 12 full calendar month period of your employment with your Employer just prior to the date disability begins; or

      b.    the period of actual employment with your Employer

WHAT WILL WE USE FOR MONTHLY EARNINGS IF YOU BECOME DISABLED DURING A COVERED LAYOFF OR LEAVE OF ABSENCE?

      If you become disabled while you are on a covered layoff or leave of absence, we will use your monthly earnings from your Employer in effect just prior to the date your absence begins.

HOW MUCH WILL UNUM PAY YOU IF YOU ARE DISABLED AND WORKING?

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

      We will send you the monthly payment if you are disabled and your monthly DISABILITY EARNINGS, if any, are less than 20% of your indexed monthly earnings, due to the same sickness or injury.

      If you are disabled and your monthly disability earnings are 20% or more of your indexed monthly earnings, due to the same sickness or injury, Unum will figure your payment as follows:

      During the first 12 months of payments, while working, your monthly payment will not be reduced as long as disability earnings plus the gross disability payment does not exceed 100% of indexed monthly earnings.

      1. Add your monthly disability earnings to your gross disability payment.

      2.    Compare the answer in Item 1 to your indexed monthly earnings.

      If the answer from Item 1 is less than or equal to 100% of your indexed monthly earnings, Unum will not further reduce your monthly payment.

      If the answer from Item 1 is more than 100% of your indexed monthly earnings. Unum will subtract the amount over 100% from your monthly payment.

      After 12 months of payments, while working, you will receive payments based on the percentage of income you are losing due to your disability.

      1. Subtract your disability earnings from your indexed monthly earnings.

      2. Divide the answer in Item 1 by your indexed monthly earnings. This is your percentage of lost earnings.

      3.    Multiply your monthly payment by the answer in Item 2.

      This  is the amount Unum will pay you each month.

      During the first 24 months of disability payments, if your monthly disability earnings exceed 80% of your indexed monthly earnings, Unum will stop sending you payments and your claim will end.

      Beyond 24 months of disability payments, if your monthly disability earnings exceed 60% of your indexed monthly earnings, Unum will stop sending you payments and your claim will end.

      Unum may require you to send proof of your monthly disability earnings at least quarterly. We will adjust your payment based on your quarterly disability earnings.

      As part of your proof of disability earnings, we can require that you send us appropriate financial records which we believe are necessary to substantiate your income.

      After the elimination period, if you are disabled for less than 1 month, we will send you l/30 of your payment for each day of disability.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      We will send you the monthly payment if you are disabled and your monthly DISABILITY EARNINGS, if any, are less than 20% of your indexed monthly earnings, due to the same sickness or injury.

      If you are disabled and your monthly disability earnings are from 20% through 80% of your indexed monthly earnings, due to the same sickness or injury, Unum will figure your payment as follows:

      During the first 12 months of payments, while working, your monthly payment will not be reduced as long as disability earnings plus the gross disability payment does not exceed 100% of indexed monthly earnings.

      1. Add your monthly disability earnings to your gross disability payment.

      2.    Compare the answer in Item 1 to your indexed monthly earnings.

      If the answer from Item 1 is less than or equal to 100% of your indexed monthly earnings, Unum will not further reduce your monthly payment.

      If the answer from Item 1 is more than 100% of your indexed monthly earnings, Unum will subtract the amount over 100% from your monthly payment.

      After 12 months of payments, while working, you will receive payments based on the percentage of income you are losing due to your disability.

      1. Subtract your disability earnings from your indexed monthly earnings.

      2. Divide the answer in Item 1 by your indexed monthly earnings. This is your percentage of lost earnings.

      3.    Multiply your monthly payment by the answer in Item 2.

      This is the amount Unum will pay you each month.

      Unum may require you to send proof of your monthly disability earnings at least quarterly. We will adjust your payment based on your quarterly disability earnings.

      As part of your proof of disability earnings, we can require that you send us appropriate financial records which we believe are necessary to substantiate your income.

      After the elimination period, if you are disabled for less than 1 month, we will send you l/30 of your payment for each day of disability.

WILL YOUR PAYMENT BE ADJUSTED BY A COST OF LIVING INCREASE?

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      Unum will make a cost of living adjustment (COLA) after you have received 1 full year of payments.

      Beginning on the first anniversary of payments and each following anniversary while you continue to receive payments for your disability, your payment will increase by the lesser of:

      -     4%; or

      - l/2 of the annual percentage increase in the Consumer Price Index for the calendar year just prior to the relevant anniversary.

      Each month Unum will add the cost of living adjustment to your monthly payment. When Unum adds the adjustment to your payment, the increase may cause your payment to exceed the maximum monthly benefit.

      The Consumer Price Index (CPI-W) is published by the U.S. Department of Labor. Unum reserves the right to use some other similar measurement if the Department of Labor changes or stops publishing the CPI-W.

WHAT DISABILITIES ARE NOT COVERED FOR A COST OF LIVING INCREASE?

      If you are insured on January 1, 1999, your plan will not provide a cost of living adjustment for any disability caused by, contributed to by, or resulting from the following pre-existing condition.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      You have a pre-existing condition if:

      - you received medical treatment, consultation, care or services including diagnostic measures, or took prescribed drugs or medicines in the 3 months just prior to January 1, 1999; or you had symptoms for which an ordinarily prudent person would have consulted a health care provider in the 3 months just prior to January 1, 1999; and

      -     the disability begins in the first 12 months after January 1, 1999.

HOW CAN WE PROTECT YOU IF YOUR DISABILITY EARNINGS FLUCTUATE?

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

      If your disability earnings routinely fluctuate widely from month to month, Unum may average your disability earnings over the most recent 3 months to determine if your claim should continue.

      If Unum averages your disability earnings, we will not terminate your claim unless:

      - During the first 24 months of disability payments, the average of your disability earnings from the last 3 months exceeds 80% of indexed monthly earnings; or
      - Beyond 24 months of disability payments, the average of your disability earnings from the last 3 months exceeds 60% of indexed monthly earnings.

      We will not pay you for any month during which disability earnings exceed the amount allowable under the plan.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      If your disability earnings routinely fluctuate widely from month to month, Unum may average your disability earnings over the most recent 3 months to determine if your claim should continue.

      If Unum averages your disability earnings, we will not terminate your claim unless the average of your disability earnings from the last 3 months exceeds 80% of indexed monthly earnings.

      We will not pay you for any month during which disability earnings exceed 80% of indexed monthly earnings.

WHAT ARE DEDUCTIBLE SOURCES OF INCOME?

      Unum will subtract from your gross disability payment the following deductible sources of income:

1)    The amount that you receive under:

      -     a workers' compensation law.
      -     an occupational disease law.
      -     any other ACT or LAW with similar intent.

      2)    The amount that you receive as disability income payments under any:

      -     state compulsory benefit ACT or LAW.

      -     other group insurance plan.

      - governmental retirement system as a result of your job with your Employer.

      3) The amount that you, your spouse and your children receive as disability payments because of your disability under:

      -     the United States Social Security Act.

      -     the Canada Pension PLAN.

      -     the Quebec Pension Plan.

      -     any similar plan or act.

      4) The amount that you receive as retirement payments or the amount your spouse and children receive as retirement payments because you are receiving retirement payments under:

      -     the United States Social Security Act.

      -     the Canada Pension Plan.

      -     the Quebec Pension Plan.

      -     any similar plan or act.

      5)    The amount that you:

      -     receive as disability payments under your Employer's RETIREMENT
            PLAN.

      - voluntarily elect to receive as retirement payments under your Employer's retirement plan.

      - receive as retirement payments when you reach the later of age 62 or normal retirement age, as defined in your Employer's retirement plan.

      Disability payments under a retirement plan will be those benefits which are paid due to disability and do not reduce the retirement benefit which would have been paid if the disability had not occurred.

      Retirement payments will be those benefits which are based on your Employer's contribution to the retirement plan. Disability benefits which reduce the retirement benefit under the plan will also be considered as a retirement benefit.

      Regardless of how the retirement funds from the retirement plan are distributed, Unum will consider your and your Employer's contributions to be distributed simultaneously throughout your lifetime.

      Amounts received do not include amounts rolled over or transferred to any eligible retirement plan. Unum will use the definition of eligible retirement plan as defined in Section 402 of the Internal Revenue Code including any future amendments which affect the definition.

      6)    The amount that you receive under Title 46, United States Code
            Section 688 (The Jones Act).

      With the exception of retirement payments, Unum will only subtract deductible sources of income which are payable as a result of the same disability.

      We will not reduce your payment by your Social Security retirement income if your disability begins after age 65 and you were already receiving Social Security retirement payments.

WHAT ARE NOT DEDUCTIBLE SOURCES OF INCOME?

      Unum will not subtract from your gross disability payment income you receive from, but not limited to, the following:

      -     401(k) plans

      -     profit sharing plans

      -     thrift plans

      -     tax sheltered annuities

      -     stock ownership plans

      -     non-qualified plans of deferred compensation

      -     pension plans for partners

      -     military pension and disability income plans

      -     credit disability insurance

      -     franchise disability income plans

      -     a retirement plan from another Employer

      -     individual retirement accounts (IRA)

      -     individual disability income plans

      -     no fault motor vehicle plans

      -     SALARY CONTINUATION or ACCUMULATED SICK LEAVE plans

WHAT IF SUBTRACTING DEDUCTIBLE SOURCES OF INCOME RESULTS IN A ZERO BENEFIT? (MINIMUM BENEFIT)

      The minimum monthly payment is the greater of:

      -     $100; or

      -     10% of your gross disability payment.

      Unum may apply this amount toward an outstanding overpayment.

WHAT HAPPENS WHEN YOU RECEIVE A COST OF LIVING INCREASE FROM DEDUCTIBLE SOURCES OF INCOME?

      Once Unum has subtracted any deductible source of income from your gross disability payment, Unum will not further reduce your payment due to a cost of living increase from that source.

WHAT IF UNUM DETERMINES YOU MAY QUALIFY FOR DEDUCTIBLE INCOME BENEFITS?

      When we determine that you may qualify for benefits under Item(s) l), 2) and 3) in the deductible sources of income section, we will estimate your entitlement to these benefits. We can reduce your payment by the estimated amounts if such benefits:

      -     have not been awarded; and

      -     have not been denied; or

      -     have been denied and the denial is being appealed.

      Your Long Term Disability payment will NOT be reduced by the estimated amount if you:

      - apply for the disability payments under Item(s) l), 2) and 3) in the deductible sources of income section and appeal your denial to all administrative levels Unum feels are necessary; and

      - sign Unum's payment option form. This form states that you promise to pay us any overpayment caused by an award.

      If your payment has been reduced by an estimated amount, your payment will be adjusted when we receive proof:

      -     of the amount awarded; or

      - that benefits have been denied and all appeals Unum feels are necessary have been completed. In this case, a lump sum refund of the estimated amount will be made to you.

      If you receive a lump sum payment from any deductible sources of income, the lump sum will be pro-rated on a monthly basis over the time period for which the sum was given. If no time period is stated, we will use a reasonable one.

HOW LONG WILL UNUM CONTINUE TO SEND YOU PAYMENTS?

      Unum will send you a payment each month up to the MAXIMUM PERIOD OF PAYMENT. Your maximum period of payment is based on your age at disability as follows:

Age at Disability                        Maximum Period of Payment
-----------------                        ------------------------------------
Less than age 60                         To age 65, but not less than 5 years
Age 60                                   60 months
Age 61                                   48 months
Age 62                                   42 months
Age 63                                   36 months
Age 64                                   30 months
Age 65                                   24 months
Age 66                                   21 months
Age 67                                   18 months
Age 68                                   15 months
Age 69 and over                          12 months

WHEN WILL PAYMENTS STOP?

      We will stop sending you payments and your claim will end on the earliest of the following:

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

      - during the first 24 months of payments, when you are able to work in your regular occupation on a PART-TIME BASIS but you choose not to;

      - after 24 months of payments, when you are able to work in any gainful occupation on a part-time basis but you choose not to;

      -     the end of the maximum period of payment;

      -     the date you are no longer disabled under the terms of the plan;

      -     the date you fail to submit proof of continuing disability;

      - the date your disability earnings exceed the amount allowable under the plan;

      -     the date you die.

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      - when you are able to work in your regular occupation on a PART-TIME BASIS but you choose not to;

      -     the end of the maximum period of payment;

      -     the date you are no longer disabled under the terms of the plan;

      -     the date you fail to submit proof of continuing disability;

      - the date your disability earnings exceed the amount allowable under the plan;

      -     the date you die.

WHAT DISABILITIES HAVE A LIMITED PAY PERIOD UNDER YOUR PLAN?

      Disabilities due to MENTAL ILLNESS have a limited pay period up to 24 months,

      Unum will continue to send you payments beyond the 24 month period if you meet one or both of these conditions:

      1 If you are confined to a HOSPITAL OR INSTITUTION at the end of the 24 month period, Unum will continue to send you payments during your confinement.

            If you are still disabled when you are discharged, Unum will send you payments for a recovery period of up to 90 days.

            If you become reconfined at any time during the recovery period and remain confined for at least 14 days in a row, Unum will send payments during that additional confinement and for one additional recovery period up to 90 more days.

      2. In addition to Item 1, if, after the 24 month period for which you have received payments, you continue to be disabled and subsequently become confined to a hospital or institution for at least 14 days in a row, Unum will send payments during the length of the reconfinement.

      Unum will not pay beyond the limited pay period as indicated above, or the maximum period of payment, whichever occurs first.

      Unum will not apply the mental illness limitation to dementia if it is a result of:

      -     stroke;

      -     trauma;

      -     viral infection;

      -     Alzheimer's disease; or

      - other conditions not listed which are not usually treated by a mental health provider or other qualified provider using psychotherapy, psychotropic drugs, or other similar methods of treatment.

WHAT DISABILITIES ARE NOT COVERED UNDER YOUR PLAN?

      Your plan does not cover any disabilities caused by, contributed to by, or resulting from your:

      -     intentionally self-inflicted injuries.

      -     active participation in a riot.

      -     participation in a felony.

      -     pre-existing condition.

      Your plan will not cover a disability due to war, declared or undeclared, or any act of war.

WHAT IS A PRE-EXISTING CONDITION?

      You have a pre-existing condition if:

      - you received medical treatment, consultation, care or services including diagnostic measures, or took prescribed drugs or medicines in the 3 months just prior to your effective date of coverage; or you had symptoms for which an ordinarily prudent person would have consulted a health care provider in the 3 months just prior to your effective date of coverage; and

      - the disability begins in the first 12 months after your effective date of coverage.

      We will credit the time you were covered under the Employer's prior policy when determining if you have a pre-existing condition, providing:

      - that the coverage was continuous and in effect at least 60 days prior to the effective date of this plan; and

      - the prior policy provided coverage substantially similar to this plan.

ARE INCREASES IN COVERAGE SUBJECT TO A PRE-EXISTING CONDITION?

      ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK
      Your plan will not provide a maximum monthly benefit in excess of $5,000 which becomes effective on August 1, 2002 for any disability caused by, contributed to by, or resulting from the following pre-existing condition.

      You have a pre-existing condition if

      - you received medical treatment, consultation, care or services including diagnostic measures, or took prescribed drugs or medicines in the 3 months just prior to August 1, 2002; or you had symptoms for which an ordinarily prudent person would have consulted a health care provider in the 3 months just prior to August 1, 2002; and
      -     the disability begins in the first 12 months after August 1, 2002.

WHAT HAPPENS IF YOU RETURN TO WORK FULL TIME AND YOUR DISABILITY OCCURS AGAIN?

      If YOU have a RECURRENT DISABILITY, Unum will treat your disability as part of your prior claim and you will not have to complete another elimination period if:

      - you were continuously insured under the plan for the period between your prior claim and your recurrent disability; and
      - your recurrent disability occurs within 6 months of the end of your prior claim.

      Your recurrent disability will be subject to the same terms of this plan as your prior claim.

      Any disability which occurs after 6 months from the date your prior claim ended will be treated as a new claim. The new claim will be subject to all of the policy provisions.

      If you become entitled to payments under any other group long term disability plan you will not be eligible for payments under the Unum plan.

                        LONG TERM DISABILITY

                      OTHER BENEFIT FEATURES

WHAT BENEFITS WILL BE PROVIDED TO YOUR FAMILY IF YOU DIE? (SURVIVOR BENEFIT)

      When Unum receives proof that you have died, we will pay your ELIGIBLE SURVIVOR a lump sum benefit equal to 3 months of your gross disability payment if, on the date of your death:

      -     your disability had continued for 180 or more consecutive days; and
      - you were receiving or were entitled to receive payments under the plan.

      If you have no eligible survivors, payment will be made to your estate, unless there is none. In this case, no payment will be made.

      However, we will first apply the survivor benefit to any overpayment which may exist on your claim.

WHAT IF YOU ARE NOT IN ACTIVE EMPLOYMENT WHEN YOUR EMPLOYER CHANGES INSURANCE CARRIERS TO UNUM? (CONTINUITY OF COVERAGE)

      When the plan becomes effective, Unum will provide coverage for you if:

      -     you are not in active employment because of a sickness or injury;
            and

      -     you were covered by the prior policy.

      Your coverage is subject to payment of premium.

      Your payment will be limited to the amount that would have been paid by the prior carrier. Unum will reduce your payment by any amount for which your prior carrier is liable.

WHAT IF YOU HAVE A DISABILITY DUE TO A PRE-EXISTING CONDITION WHEN YOUR EMPLOYER CHANGES INSURANCE CARRIERS TO UNUM? (CONTINUITY OF COVERAGE)

      Unum may send a payment if your disability results from a pre-existing condition if, you were:

      - in active employment and insured under the plan on its effective date; and

      - insured by the prior policy when it terminated. The prior policy's coverage must be substantially similar to this plan and have been in effect within 60 days of this plan's effective date in order for this provision to apply.

      In order to receive a payment you must satisfy the pre-existing condition provision under:

      1.    the Unum plan; or

      2. the prior carrier's plan, if benefits would have been paid had that policy remained in force.

      If you do not satisfy Item 1 or 2 above, Unum will not make any payments.

      If you satisfy Item 1, we will determine your payments according to the Unum plan provisions.

      If you only satisfy Item 2, we will administer your claim according to the Unum plan provisions. However, your payment will be the lesser of:

      a. the monthly benefit that would have been payable under the terms of the prior plan if it had remained in force; or

      b.    the monthly payment under the Unum plan.

      Your benefits will end on the earlier of the following dates:

      1.    the end of the maximum benefit period under the plan; or

      2. the date benefits would have ended under the prior plan if it had remained in force.

WHAT INSURANCE IS AVAILABLE IF YOU END EMPLOYMENT? (CONVERSION)

      CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

      If you end employment with your Employer, your coverage under the plan will end. You may be eligible to purchase insurance under Unum's group conversion policy. To be eligible, you must have been insured under your Employer's group plan for at least 12 consecutive months. We will consider the amount of time you were insured under the Unum plan and the plan it replaced, if any.

      You must apply for insurance under the conversion policy and pay the first quarterly premium within 31 days after the date your employment ends.

      Unum will determine the coverage you will have under the conversion policy. The conversion policy may not be the same coverage we offered you under your Employer's group plan.

      You are not eligible to apply for coverage under Unum's group conversion policy if:

      - you are or become insured under another group long term disability plan within 31 days after your employment ends;

      -     you are disabled under the terms of the plan;

      - you recover from a disability and do not return to work for your Employer;

      -     you are on a leave of absence; or

      -     your coverage under the plan ends for any of the following reasons:

            -     the plan is cancelled;

            - the plan is changed to exclude the group of employees to which you belong;

            -     you are no longer in an eligible group;

            - you end your working career or retire and receive payment from any Employer's retirement plan; or

            -     you fail to pay the required premium under this plan.

                              DISABILITY PLUS RIDER

    ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK
   AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK

WHO IS ELIGIBLE FOR DISABILITY PLUS COVERAGE?

      You must be insured under the Unum Long Term Disability (LTD) plan to be eligible for the additional disability coverage described in this Rider. All of the policy definitions apply to the coverage as well as policy provisions specified in this Rider.

WHEN WILL THIS COVERAGE BECOME EFFECTIVE?

      You will become insured for Disability Plus coverage on the later of:

      -     the effective date of this Rider; or

      -     your effective date under the LTD plan.

      Disability Plus coverage will continue as long as the Rider is in effect and you are insured under the LTD plan.

WHO PAYS FOR THE DISABILITY PLUS COVERAGE?

      You pay the cost of your coverage.

WHEN WILL YOU BE ELIGIBLE TO RECEIVE DISABILITY PLUS BENEFITS?

      We will pay a monthly Disability Plus benefit to you when we receive proof that you are disabled under this rider and are receiving monthly payments under the LTD plan. Disability Plus benefits will begin at the end of the elimination period shown in the LTD plan.

      You are disabled under this rider when Unum determines that due to sickness or injury:

      - you lose the ability to safely and completely perform 2 activities of daily living without another person's assistance or verbal cueing; or

      - you have a deterioration or loss in intellectual capacity and need another person's assistance or verbal cueing for your protection or for the protection of others.

HOW MUCH WILL UNUM PAY IF YOU ARE DISABLED?

      The Disability Plus benefit is 20% of monthly earnings to a maximum monthly benefit of the lesser of the LTD plan maximum monthly benefit or $5,000.

      This benefit is not subject to policy provisions which would otherwise increase or reduce the benefit amount such as Deductible Sources of Income.

EXCLUSIONS AND LIMITATIONS

      All of the policy provisions that exclude or limit coverage will apply to this Disability Plus Rider.

      THIS RIDER WILL NOT COVER A LOSS OF ACTIVITIES OF DAILY LIVING OR COGNITIVE IMPAIRMENT THAT EXISTS ON YOUR EFFECTIVE DATE OF COVERAGE.

CLAIMS INFORMATION

      The LTD claim information section under the policy applies to Disability Plus coverage. We may ask you to be examined, at our expense, by a physician or other medical practitioner of our choice. We may also require an interview with you.

WHEN WILL DISABILITY PLUS BENEFIT PAYMENTS END?

      Benefit payments will end on the earliest of the following dates:

      -     the date you are no longer disabled under the Rider;

      - the date you become ineligible for monthly payments under the LTD plan;

      -     the end of the maximum period of payment shown in the LTD plan; or

      -     the date you die.

      No survivor benefits are payable for the Disability Plus coverage.

WAIVER OF PREMIUM

      Premium for the Disability Plus coverage is not required while you are receiving monthly payments under the LTD plan.

CONTINUITY OF COVERAGE

      All of the policy continuity of coverage provisions will apply to this Disability Plus Rider.

  CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP
     VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP
     VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

WHO IS ELIGIBLE FOR DISABILITY PLUS COVERAGE?

      You must be insured under the Unum Long Term Disability (LTD) plan to be eligible for the additional disability coverage described in this Rider. All of the policy definitions apply to the coverage as well as policy provisions specified in this Rider.

WHEN WILL THIS COVERAGE BECOME EFFECTIVE?

      You will become insured for Disability Plus coverage on the later of:

      -     the effective date of this Rider; or
      -     your effective date under the LTD plan

      Disability Plus coverage will continue as long as the Rider is in effect and you are insured under the LTD plan. There is no conversion privilege feature for Disability Plus coverage.

WHO PAYS FOR THE DISABILITY PLUS COVERAGE?

      Your Employer pays the cost of your coverage.

WHEN WILL YOU BE ELIGIBLE TO RECEIVE DISABILITY PLUS BENEFITS?

      We will pay a monthly Disability Plus benefit to you when we receive proof that you are disabled under this rider and are receiving monthly payments under the LTD plan. Disability Plus benefits will begin at the end of the elimination period shown in the LTD plan.

      You are disabled under this rider when Unum determines that due to sickness or injury:

      - you lose the ability to safely and completely perform 2 activities of daily living without another person's assistance or verbal cueing; or

      - you have a deterioration or loss in intellectual capacity and need another person's assistance or verbal cueing for your protection or for the protection of others.

HOW MUCH WILL UNUM PAY IF YOU ARE DISABLED?

      The Disability Plus benefit is 20% of monthly earnings to a maximum monthly benefit of the lesser of the LTD plan maximum monthly benefit or $5,000.

      This benefit is not subject to policy provisions which would otherwise increase or reduce the benefit amount such as Deductible Sources of Income.

EXCLUSIONS AND LIMITATIONS

      All of the policy provisions that exclude or limit coverage will apply to this Disability Plus Rider.

      For Disability Plus coverage, you will be considered to have a pre-existing condition if:

      - you received medical treatment, consultation, care or services including diagnostic measures, or took prescribed drugs or medicines in the 3 months just prior to your effective date under this rider; or you had symptoms for which an ordinarily prudent person would have consulted a health care provider in the 3 months just prior to your effective date under this rider; and

      - the disability begins in the first 12 months after your effective date under this rider.

      THIS RIDER WILL NOT COVER A LOSS OF ACTIVITIES OF DAILY LIVING OR COGNITIVE IMPAIRMENT THAT EXISTS ON YOUR EFFECTIVE DATE OF COVERAGE.

CLAIMS INFORMATION

      The LTD claim information section under the policy applies to Disability Plus coverage. We may ask you to be examined, at our expense, by a physician or other medical practitioner of our choice. We may also require an interview with you.

WHEN WILL DISABILITY PLUS BENEFIT PAYMENTS END?

      Benefit payments will end on the earliest of the following dates:

      -     the date you are no longer disabled under the Rider;
      - the date you become ineligible for monthly payments under the LTD plan;
      -     the end of the maximum period of payment shown in the LTD plan;
      -     or the date you die.

      No survivor benefits are payable for the Disability Plus coverage.

WAIVER OF PREMIUM

      Premium for the Disability Plus coverage is not required while you are receiving monthly payments under the LTD plan.

CONTINUITY OF COVERAGE

      All of the policy continuity of coverage provisions will apply to this Disability Plus Rider.

                                 OTHER SERVICES

These services are also available from us as part of your Unum Long Term Disability plan.

HOW CAN UNUM HELP YOUR EMPLOYER IDENTIFY AND PROVIDE WORKSITE MODIFICATION?

      A worksite modification might be what is needed to allow you to perform the material and substantial duties of your regular occupation with your Employer. One of our designated professionals will assist you and your Employer to identify a modification we agree is likely to help you remain at work or return to work. This agreement will be in writing and must be signed by you, your Employer and Unum.

      When this occurs, Unum will reimburse your Employer for the cost of the modification, up to the greater of:

      -     $1,000; or
      -     the equivalent of 2 months of your monthly benefit.

      This benefit is available to you on a one time only basis.

HOW CAN UNUM'S REHABILITATION SERVICE HELP YOU RETURN TO WORK?

      Unum has a vocational rehabilitation program available to assist you to return to work. This program is offered as a service, and is voluntary on your part and on Unum's part.

      In addition to referrals made to the rehabilitation program by our claims paying personnel, you may request to have your claim file reviewed by one of Unum's rehabilitation professionals. As your file is reviewed, medical and vocational information will be analyzed to determine if rehabilitation services might help you return to gainful employment.

      Once the initial review is completed, Unum may elect to offer you a return-to-work program. The return-to-work program may include, but is not limited to, the following services:

      -     coordination with your Employer to assist you to return to work;

      -     evaluation of adaptive equipment to allow you to return to work;

      - vocational evaluation to determine how your disability may impact your employment options;

      -     job placement services;

      -     resume preparation;

      -     job seeking skills training; or

      -     retraining for a new occupation.

HOW CAN UNUM'S SOCIAL SECURITY CLAIMANT ADVOCACY PROGRAM ASSIST YOU WITH OBTAINING SOCIAL SECURITY DISABILITY BENEFITS?

      In order to be eligible for assistance from Unum's Social Security claimant advocacy program, you must be receiving monthly payments from us. Unum can provide expert advice regarding your claim and assist you with your application or appeal.

      Receiving Social Security benefits may enable:

      -     you to receive Medicare after 24 months of disability payments;

      -     you to protect your retirement benefits; and

      -     your family to be eligible for Social Security benefits.

      We can assist you in obtaining Social Security disability benefits by:

      -     helping you find appropriate legal representation;

      -     obtaining medical and vocational evidence; and

      -     reimbursing pre-approved case management expenses.

                                      ERISA

                ADDITIONAL SUMMARY PLAN DESCRIPTION INFORMATION


NAME OF PLAN:
      Tiffany & Co

NAME AND ADDRESS OF EMPLOYER:
      Tiffany & Co.
      600 Madison Avenue, 15th Floor
      New York, New York
      10022-l615

PLAN IDENTIFICATION NUMBER:
      a. Employer IRS Identification #: 13-1387680
      b. Plan #: 505

TYPE OF WELFARE PLAN:
      Disability

TYPE OF ADMINISTRATION:
      The Plan is administered by the Plan Administrator. Benefits are administered by the insurer and provided in accordance with the insurance policy issued to the Plan.

ERISA PLAN YEAR ENDS:
      October 15

PLAN ADMINISTRATOR, NAME,
ADDRESS, AND TELEPHONE NUMBER:
      Tiffany & Co.
      600 Madison Avenue, 15th Floor
      New York, New York
      10022-l615
      (212) 575-8000

      Tiffany & Co. is the Plan Administrator and named fiduciary of the Plan, with authority to delegate its duties. The Plan Administrator may designate Trustees of the Plan, in which case the Administrator will advise you separately of the name, title and address of each Trustee.

AGENT FOR SERVICE OF
LEGAL PROCESS ON THE PLAN:
       Tiffany & Co.
       600 Madison Avenue, 15th Floor
       New York, New York
       10022-l615

      Service of legal process may also be made upon the Plan Administrator, and any Trustee of the Plan.

FUNDING AND CONTRIBUTIONS:
            The Plan is funded as an insured plan under policy number 533717 001, issued by First Unum Life Insurance Company, 99 Park Avenue, 6th Floor, New York, New York 10016. Contributions to the Plan are made as stated under "WHO PAYS FOR THE COVERAGE" in the Certificate of Coverage.

EMPLOYER'S RIGHT TO AMEND THE PLAN
      The Employer reserves the right, in its sole and absolute discretion, to amend, modify, or terminate, in whole or in part, any or all of the provisions of this Plan (including any related documents and underlying policies), at any time and for any reason or no reason. Any amendment, modification, or termination must be in writing and endorsed on or attached to the Plan.

EMPLOYER'S RIGHT TO REQUEST POLICY CHANGE
      The Employer can request a policy change. Only an officer or registrar of Unum can approve a change. The change must be in writing and endorsed on or attached to the policy.

CANCELLING THE POLICY OR A PLAN UNDER THE POLICY

      The policy or a plan under the policy can be cancelled:

      -     by Unum; or

      -     by the Policyholder.

      Unum may cancel or offer to modify the policy or a plan if:

      - there is less than 75% participation of those eligible employees who pay all or part of their premium for a plan; or

      - there is less than 100% participation of those eligible employees for a Policyholder paid plan;

      - the Policyholder does not promptly provide Unum with information that is reasonably required;

      - the Policyholder fails to perform any of its obligations that relate to the policy;

      -     fewer than 10 employees are insured under a plan;

      - the Policyholder fails to pay any premium within the 31 day grace period.

      If Unum cancels the policy or a plan for reasons other than the Policyholder's failure to pay premium, a written notice will be delivered to the Policyholder at least 31 days prior to the cancellation date.

      If the premium is not paid during the grace period, the policy or plan will terminate automatically at the end of the grace period. The Policyholder is liable for premium for coverage during the grace period. The Policyholder must pay Unum all premium due for the full period each plan is in force.

      The Policyholder may cancel the policy or a plan by written notice delivered to Unum at least 31 days prior to the cancellation date. When both the Policyholder and Unum agree, the policy or a plan can be cancelled on an earlier date. If Unum or the Policyholder cancels the policy or a plan, coverage will end at 12:00 midnight on the last day of coverage.

      If the policy or a plan is cancelled, the cancellation will not affect a payable claim,

HOW TO FILE A CLAIM

      If you wish to file a claim for benefits, you should follow the claim procedures described in your group insurance certificate. Unum must receive a completed claim form. The form must be completed by you, your authorized representative, your attending physician and your Employer. If you or your authorized representative has any questions about what to do, you or your authorized representative should contact Unum directly.

CLAIMS PROCEDURES

      Unum will give you notice of the decision no later than 45 days after the claim is filed. This time period may be extended twice by 30 days if Unum both determines that such an extension is necessary due to matters beyond the control of the Plan and notifies you of the circumstances requiring the extension of time and the date by which Unum expects to render a decision. If such an extension is necessary due to your failure to submit the information necessary to decide the claim, the notice of extension will specifically describe the required information, and you will be afforded at least 45 days within which to provide the specified information. If you deliver the requested information within the time specified, any 30 day extension period will begin after you have provided that information. If you fail to deliver the requested information within the time specified, Unum may decide your claim without that information.

      If your claim for benefits is wholly or partially denied, the notice of adverse benefit determination under the Plan will:

       -    state the specific reason(s) for the determination;

       - reference specific Plan provision(s) on which the determination is based;

       - describe additional material or information necessary to complete the claim and why such information is necessary;

       - describe Plan procedures and time limits for appealing the determination, and your right to obtain information about those procedures and the right to sue in federal court; and

      - disclose any internal rule, guidelines, protocol or similar criterion relied on in making the adverse determination (or state that such information will be provided free of charge upon request).

      Notice of the determination may be provided in written or electronic form. Electronic notices will be provided in a form that complies with any applicable legal requirements.

APPEAL PROCEDURES

      You have 180 days from the receipt of notice of an adverse benefit determination to file an appeal. Requests for appeals should be sent to the address specified in the claim denial. A decision on review will be made not later than 45 days following receipt of the written request for review. If Unum determines that special circumstances require an extension of time for a decision on review, the review period may be extended by an additional 45 days (90 days in total). Unum will notify you in writing if an additional 45 day extension is needed.

      If an extension is necessary due to your failure to submit the information necessary to decide the appeal, the notice of extension will specifically describe the required information, and you will be afforded at least 45 days to provide the specified information. If you deliver the requested information within the time specified, the 45 day extension of the appeal period will begin after you have provided that information. If you fail to deliver the requested information within the time specified, Unum may decide your appeal without that information.

      You will have the opportunity to submit written comments, documents, or other information in support of your appeal. You will have access to all relevant documents as defined by applicable U.S. Department of Labor regulations. The review of the adverse benefit determination will take into account all new information, whether or not presented or available at the initial determination. No deference will be afforded to the initial determination.

      The review will be conducted by Unum and will be made by a person different from the person who made the initial determination and such person will not be the original decision maker's subordinate. In the case of a claim denied on the grounds of a medical judgment, Unum will consult with a health professional with appropriate training and experience. The health care professional who is consulted on appeal will not be the individual who was consulted during the initial determination or a subordinate. If the advice of a medical or vocational expert was obtained by the Plan in connection with the denial of your claim, Unum will provide you with the names of each such expert, regardless of whether the advice was relied upon.

      A notice that your request on appeal is denied will contain the following information:

      -     the specific reason(s) for the determination;

      - a reference to the specific Plan provision(s) on which the determination is based;

      - a statement disclosing any internal rule, guidelines, protocol or similar criterion relied on in making the adverse determination (or a statement that such information will be provided free of charge upon request);

      - a statement describing your right to bring a civil suit under federal law:

      - the statement that you are entitled to receive upon request, and without charge reasonable access to or copies of all documents, records or other information relevant to the determination; and

      - the statement that "You or your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency".

      Notice of the determination may be provided in written or electronic form. Electronic notices will be provided in a form that complies with any applicable legal requirements.

      Unless there are special circumstances, this administrative appeal process must be completed before you begin any legal action regarding your claim.

YOUR RIGHTS UNDER ERISA

      As a participant in this Plan you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan participants shall be entitled to:

      Receive Information About Your Plan and Benefits

      Examine, without charge, at the Plan Administrator's office and at other specified locations, all documents governing the Plan, including insurance contracts, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefits Administration.

      Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan, including insurance contracts, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The Plan Administrator may make a reasonable charge for the copies.

      Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

      Prudent Actions by Plan Fiduciaries

      In addition to creating rights for plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your Employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA.

      Enforce Your Rights

      If your claim for a benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

      Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

      If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, if, for example, it finds your claim is frivolous.

      Assistance with Your Questions

      If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.

DISCRETIONARY ACTS

      In exercising its discretionary powers under the Plan, the Plan Administrator, and any designee (which shall include Unum as a claims fiduciary) will have the broadest discretion permissible under ERISA and any other applicable laws, and its decisions will constitute final review of your claim by the Plan. Benefits under this Plan will be paid only if the Plan Administrator or its designee (including Unum), decides in its discretion that the applicant is entitled to them.

                                    GLOSSARY

ACTIVE EMPLOYMENT means you are working for your Employer for earnings that are paid regularly and that you are performing the material and substantial duties of your regular occupation. You must be working at least the minimum number of hours as described under Eligible Group(s) in each plan.

Your work site must be:

-     your Employer's usual place of business;

- an alternative work site at the direction of your Employer, including your home; or

-     a location to which your job requires you to travel.

Normal vacation is considered active employment. Temporary and seasonal workers are excluded from coverage.

ACTIVITIES OF DAILY LIVING mean

- Bathing - the ability to wash yourself either in the tub or shower or by sponge bath with or without equipment or adaptive devices.

- Dressing - the ability to put on and take off all garments and medically necessary braces or artificial limbs usually worn.

- Toileting - the ability to get to and from and on and off the toilet, to maintain a reasonable level of personal hygiene, and to care for clothing.

- Transferring - the ability to move in and out of a chair or bed with or without equipment such as canes, quad canes, walkers, crutches or grab bars or other support devices including mechanical or motorized devices.

-     Continence - the ability to either:

      -     voluntarily control bowel and bladder function; or

      - if incontinent, be able to maintain a reasonable level of personal hygiene.

-     Eating - the ability to get nourishment into the body.

DEDUCTIBLE SOURCES OF INCOME means income from deductible sources listed in the plan which you receive while you are disabled. This income will be subtracted from your gross disability payment.

DISABILITY EARNINGS means the earnings which you receive while you are disabled and working, plus the earnings you could receive if you were working to your MAXIMUM CAPACITY.

ELIMINATION PERIOD means a period of continuous disability which must be satisfied before you are eligible to receive benefits from Unum.

EMPLOYEE means a citizen or permanent resident of the United States or Canada who is in active employment in the United States with the Employer unless an exception is applied for and approved in writing by Unum.

EMPLOYER means the Policyholder, and includes any division, subsidiary or affiliated company named in the policy.

EVIDENCE OF INSURABILITY means a statement of your medical history which Unum will use to determine if you are approved for coverage. Evidence of insurability will be at Unum's expense.

ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS PER WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK GAINFUL OCCUPATION means an occupation that is or can be expected to provide you with an income at least equal to 60% of your indexed monthly earnings within 12 months of your return to work.

GRACE PERIOD means the period of time following the premium due date during which premium payment may be made.

GROSS DISABILITY PAYMENT means the benefit amount before Unum subtracts deductible sources of income and disability earnings.

HOSPITAL OR INSTITUTION means an accredited facility licensed to provide care and treatment for the condition causing your disability.

INDEXED MONTHLY EARNINGS means your monthly earnings adjusted on each anniversary of benefit payments by the lesser of 10% or the current annual percentage increase in the Consumer Price Index. Your indexed monthly earnings may increase or remain the same, but will never decrease.

The Consumer Price Index (CPI-W) is published by the U.S. Department of Labor. Unum reserves the right to use some other similar measurement if the Department of Labor changes or stops publishing the CPI-W.

Indexing is only used to determine your percentage of lost earnings while you are disabled and working.

INJURY means a bodily injury that is the direct result of an accident and not related to any other cause. Disability must begin while you are covered under the plan.

INSURED means any person covered under a plan

LAW, PLAN OR ACT means the original enactments of the law, plan or act and all amendments.

LAYOFF or LEAVE OF ABSENCE means you are temporarily absent from active employment for a period of time that has been agreed to in advance in writing by your Employer.

Your normal vacation time or any period of disability is not considered a temporary layoff or leave of absence.

LIMITED means what you cannot or are unable to do.

MATERIAL AND SUBSTANTIAL DUTIES means duties that:

-     are normally required for the performance of your regular occupation; and

-     cannot be reasonably omitted or modified.

ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1,1994 WORKING A MINIMUM OF 20 HOURS PER

WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK MAXIMUM CAPACITY means, based on your restrictions and limitations:

- during the first 24 months of disability, the greatest extent of work you are able to do in your regular occupation, that is reasonably available.

- beyond 24 months of disability, the greatest extent of work you are able to do in any occupation, that is reasonably available, for which you are reasonably fitted by education, training or experience.

CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE MAXIMUM CAPACITY means, based on your restrictions and limitations, the greatest extent of work you are able to do in your regular occupation, that is reasonably available.

MAXIMUM PERIOD OF PAYMENT means the longest period of time Unum will make payments to you for any one period of disability.

MENTAL ILLNESS means a psychiatric or psychological condition regardless of cause such as schizophrenia, depression, manic depressive or bipolar illness, anxiety, personality disorders and/or adjustment disorders or other conditions. These conditions are usually treated by a mental health provider or other qualified provider using psychotherapy, psychotropic drugs, or other similar methods of treatment.

MONTHLY BENEFIT means the total benefit amount for which an employee is insured under this plan subject to the maximum benefit.

MONTHLY EARNINGS means your gross monthly income from your Employer as defined in the plan.

MONTHLY PAYMENT means your payment after any deductible sources of income have been subtracted from your gross disability payment.

ALL FULL-TIME EMPLOYEES WORKING A MINIMUM OF 35 HOURS PER WEEK, PART-TIME EMPLOYEES HIRED PRIOR TO JANUARY 1, 1994 WORKING A MINIMUM OF 20 HOURS per WEEK AND PART-TIME EMPLOYEES WHO TRANSFERRED FROM FULL-TIME AFTER SATISFYING THE INITIAL WAITING PERIOD FOR ELIGIBILITY AND WORK A MINIMUM OF 20 HOURS PER WEEK PART-TIME BASIS means the ability to work and earn 20% or more of your indexed monthly earnings..

CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE ELIGIBLE FOR IDI COVERAGE, CHAIRMAN, PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENTS, GROUP VICE PRESIDENTS AND VICE PRESIDENTS WHO ARE INELIGIBLE FOR IDI COVERAGE

PART-TIME BASIS means the ability to work and earn between 20% and 80% of your indexed monthly earnings.

PAYABLE CLAIM means a claim for which Unum is liable under the terms of the policy.

PHYSICIAN means:

- a person performing tasks that are within the limits of his or her medical license; and

- a person who is licensed to practice medicine and prescribe and administer drugs or to perform surgery; or

- a person with a doctoral degree in Psychology (Ph.D. or Psy.D.) practice is treating patients; or

- a person who is a legally qualified medical practitioner according to the laws and regulations of the governing jurisdiction.

Unum will not recognize you, or your spouse, children, parents or siblings as a physician for a claim that you send to us.

PLAN means a line of coverage under the policy.

POLICYHOLDER means the Employer to whom the policy is issued.

PRE-EXISTING CONDITION means a condition for which you received medical treatment, consultation, care or services including diagnostic measures, or took prescribed drugs or medicines for your condition during the given period of time as stated in the plan; or you had symptoms for which an ordinarily prudent person would have consulted a health care provider during the given period of time as stated in the plan.

RECURRENT DISABILITY means a disability which is:

      caused by a worsening in your condition; and due to the same cause(s) as your prior disability for which Unum made a Long Term Disability payment.

REGULAR CARE means:

- you personally visit a physician as frequently as is medically required, according to generally accepted medical standards, to effectively manage and treat your disabling condition(s); and

- you are receiving the most appropriate treatment and care which conforms with generally accepted medical standards, for your disabling condition(s) by a physician whose specialty or experience is the most appropriate for your disabling condition(s), according to generally accepted medical standards.

REGULAR OCCUPATION means the occupation you are routinely performing when your disability begins. Unum will look at your occupation as it is normally performed in the national economy, instead of how the work tasks are performed for a specific employer or at a specific location.

RETIREMENT PLAN means a defined contribution plan or defined benefit plan. These are plans which provide retirement benefits to employees and are not funded entirely by employee contributions. Retirement Plan includes but is not limited to any plan which is part of any federal, state, county, municipal or association retirement system.

SALARY CONTINUATION OR ACCUMULATED SICK LEAVE means continued payments to you by your Employer of all or part of your monthly earnings, after you become disabled as defined by the Policy. This continued payment must be part of an established plan maintained by your Employer for the benefit of all employees covered under the Policy. Salary continuation or accumulated sick leave does not include compensation paid to you by your Employer for work you actually perform after your disability begins. Such compensation is considered disability earnings, and would be taken into account in calculating your monthly payment.

SICKNESS means an illness or disease. Disability must begin while you are covered under the plan.

SURVIVOR, ELIGIBLE means your spouse, if living; otherwise your children under age 25 equally.

TOTAL COVERED PAYROLL means the total amount of monthly earnings for which employees are insured under this plan.

WAITING PERIOD means the continuous period of time (shown in each plan) that you must be in active employment in an eligible group before you are eligible for coverage under a plan.

WE, US and OUR means First Unum Life Insurance Company.

YOU means an employee who is eligible for Unum coverage.

                      UNUMPROVIDENT'S COMMITMENT TO PRIVACY

UnumProvident understands your privacy is important. We value our relationship with you and are committed to protecting the confidentiality of nonpublic personal information. This notice explains why we collect information about you, what we do with the information and how we protect your privacy.

                             Collecting Information

The UnumProvident insuring companies offer products and services designed to help people balance their work and personal lives, return to independence after a disabling illness or injury, and protect their incomes and assets from the financial effects of disability and death. To provide these benefits and to service policies, we must collect nonpublic personal information about our customers, such as telephone number, address, date of birth, occupation, income information, physical condition and health history.

In addition to the information in applications and other forms, we may receive information from medical service providers, other insurance companies, consumer reporting agencies, employers, insurance support organizations and service providers,

                               Sharing Information

We treat nonpublic personal information as confidential. We share the types of information described above primarily with people who perform insurance, business and professional services for us or when otherwise required or permitted by law. When legally necessary, we ask your permission before sharing information about you. Our information-sharing practices apply to our former, current and future customers.

We understand you may be particularly concerned about the confidentiality of your health information. Please be assured we do not share your nonpublic personal health information to market any product or service. We also do not share any information about you to market non-financial products and services. For example, we do not sell your name to catalog companies.

We may, however, share non-health information to market financial products and services. For example, we may share with companies that help us market our insurance products and services or with other financial institutions to jointly market financial products and services. When required by law, we ask your permission before sharing information for marketing purposes.

When other companies help us conduct business, we expect them to maintain the confidentiality of information about you and abide by all applicable privacy laws. We do not authorize them to use or share the information except when necessary to conduct the work they are performing for us or to meet insurance regulatory or other governmental requirements.

UnumProvident companies, including insurers and insurance service providers, may share information about you with each other. This information might not be directly related to our transaction or experience with you. It may include financial or other personal information such as employment history. Consistent with the Fair Credit Reporting Act, we ask your permission before sharing this information.

                            Safeguarding Information

UnumProvident has physical, electronic and procedural safeguards in place to protect the confidentiality and security of information about you. It is our policy to give access only to those employees who need to know the information to provide insurance products or services to you.

                             Accuracy of Information

We want to make sure the information we collect about you to provide you with your policy is accurate. You may request access to that information, as well as information related to recent disclosures. You may ask us to correct or delete inaccuracies. If we agree, we will make the appropriate changes. If we disagree, you may submit a statement of dispute, which we will include any time the information is shared.

                                  Contacting Us

To receive UnumProvident's complete privacy notice, including more about our information-sharing, access and correction practices, write to: Privacy Officer, UnumProvident Corporation, 2211 Congress Street, M347, Portland, Maine 04122. For additional information about UnumProvident's commitment to privacy, visit www.unumprovident.com/privacy.

UnumProvident Corporation is providing this notice to you on behalf of the following insuring companies: Unum Life Insurance Company of America, First Unum Life Insurance Company, Provident Life and Accident insurance Company, Provident Life and Casualty Insurance Company, The Paul Revere Life Insurance Company and The Paul Revere Variable Annuity Insurance Company.

UnumProvident is the marketing brand of, and refers specifically to, UnumProvident Corporation's insuring subsidiaries. (c) 2002 UnumProvident Corporation. The name and logo combination is a servicemark of UnumProvident Corporation. All rights reserved.